UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 10, 2011

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

230 CONSTITUTION DRIVE
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

     On December 10, 2011, the Compensation Committee of the Board of Directors of Geron Corporation (the “Company”) approved cash bonuses for 2011 for the following named executive officers of the Company, which bonuses were paid on December 23, 2011:

2011
Cash
Name and Position	Bonus

David L. Greenwood	$235,800
President and Chief Financial Officer
Stephen M. Kelsey, M.D., F.R.C.P., F.R.C.Path.	$156,600
Executive Vice President, Head of R&D, Chief Medical Officer
Melissa Kelly Behrs	$107,500
Senior Vice President, Strategic Portfolio Management
Jane S. Lebkowski, Ph.D.	$107,200
Senior Vice President and Chief Scientific Officer

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: December 23, 2011	By:	/s/ Olivia Bloom
	Name:	Olivia K. Bloom
	Title:	Vice President, Chief Accounting Officer